Exhibit 10.2

AMENDMENT TO

EXCLUSIVE LICENSE AGREEMENT

The first paragraph of the License Agreement between Monarch Media, LLC and Blue Line Holdings Inc. is amended such that Blue Line Holdings, Inc. is the “Licensee” and Monarch Media, LLC is the “Licensor”.

AGREED TO AND ACCEPTED as of October 25, 2024.

MONARCH MEDIA, LLC		BLUE LINE HOLDINGS, INC.

By:	/s/ Vincent Zaldivar	By:	/s/ Anthony Kerrigone
Name:	Vincent Zaldivar	Name:	Anthony Kerrigone
Title:	Chief Executive Officer	Title:	Chief Executive Officer